MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Stephen M. Alderman

Stephen M. Alderman,

Trustee

Signed: April 16, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Jack R. Borsting

Jack R. Borsting,

Trustee

Signed: April 19, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Robert Boulware

Robert Boulware,

Trustee

Signed: April 20, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Daniel A. Doyle

Daniel A Doyle,

Trustee

Signed: April 18, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Elizabeth M. Forget

Elizabeth M. Forget,

President & Trustee

Signed: April 23, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Susan C. Gause

Susan C. Gause,

Trustee

Signed: April 19, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Nancy Hawthorne

Nancy Hawthorne,

Trustee

Signed: April 19, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Keith M. Schappert

Keith M. Schappert,

Trustee

Signed: April 18, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Linda Strumpf

Linda Strumpf,

Trustee

Signed: April 18, 2012

MET INVESTORS SERIES TRUST

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Dawn M. Vroegop

Dawn M. Vroegop,

Trustee

Signed: April 18, 2012